UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2014

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2014, the Company entered into an indemnification agreement with its newly elected Board member, Manuel A. Fernandez, as discussed below. Substantially similar agreements are already in place with the Company’s other directors and executive officers. The form of the indemnification agreement was approved by the Company’s shareholders on May 7, 1986.

Pursuant to the agreements, the Company has agreed to indemnify and hold harmless each director and executive officer against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement to the fullest extent permitted or authorized by applicable law. For this purpose, “applicable law” generally means Section 351.355 of the General and Business Corporation Law of the State of Missouri, including any amendments since May 7, 1986, but only to the extent such amendment permits the Company to provide broader indemnification rights. In addition, the Company has agreed to further indemnify and hold harmless each director and executive officer who was or is a party or is threatened to be made a party to any proceeding, including any proceeding by or in the right of the Company, by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request or on the behalf of the Company as a director, officer, employee or agent of another enterprise or by reason of anything done or not done by him or her in any such capacities.

However, under these agreements, the Company will not provide indemnification: (i) for amounts indemnified by the Company outside of the agreement or paid pursuant to insurance; (ii) in respect of remuneration paid to the person if determined finally that such remuneration was in violation of law; (iii) on account of any suit for any accounting of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934 or similar provisions of any federal, state or local law; (iv) on account of the person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct; or (v) if a final adjudication shall determine that such indemnification is not lawful.

The indemnification agreements require the Company, with certain exceptions, to purchase and maintain director and officer insurance. Also, at the request of the director or executive officer, the Company is obligated to advance expenses (including attorneys’ fees) in defending any proceeding. However, if it is determined that the person is not entitled to be indemnified, the person must repay the Company all amounts advanced, or the appropriate portion thereof.

The above disclosure is only a brief description of the indemnification agreement and is qualified in its entirety by the Form of Indemnification Agreement which is attached as Exhibit 10.11 to the Company’s Form 10-K filed on March 28, 2002, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director by Board

On May 7, 2014, pursuant to Section 2.1 of the Bylaws, the Board increased the number of directors from eleven to twelve. The Board filled this vacancy by electing Manuel A. Fernandez to serve as a director with his term beginning on the same date. Mr. Fernandez meets the Director Independence Standards adopted by the Board. He was appointed to serve on the Nominating & Corporate Governance (N&CG) and Compensation Committees.

Mr. Fernandez, 68, co-founded SI Ventures, a venture capital firm focusing on IT and communications infrastructure, and served as the managing director from 1998 until his retirement earlier this year. Mr. Fernandez was the Executive Chairman of Sysco Corporation, a marketer and distributor of foodservice products, from 2012 until his retirement in November 2013. He previously served Sysco as Non-executive Chairman since 2009 and as a director since 2006. His previous positions include Chairman and CEO of Gartner, Inc. and CEO of Dataquest, Inc.

Mr. Fernandez holds a degree in electrical engineering from the University of Florida, completed post-graduate work in solid-state engineering at the University of Florida and in business administration at the Florida Institute of Technology. Mr. Fernandez currently serves as a lead independent director of Brunswick Corporation, a market leader in the marine, fitness, and bowling and billiards industries, and as a director of Flowers Foods, Inc., a national producer and marketer of packaged bakery foods. Until 2011, he was a director of Black & Decker, a manufacturer of power tools, hardware and home improvement products.

Mr. Fernandez will receive our standard director compensation package which can be found in the Summary Sheet of Director Compensation attached as Exhibit 10.2 and incorporated herein by reference. Reference is also made to the subsection “Director Compensation” in the Company’s Proxy Statement, filed March 25, 2014. On May 7, 2014, Mr. Fernandez was granted 4,093 shares of restricted stock. The standard package includes an annual grant of restricted stock or restricted stock units (“RSUs”) in May of each year on the date of the annual meeting of shareholders equal to $135,000. In either case, the awards have a 12- month vesting period ending on the day preceding the next annual meeting of shareholders. Vesting accelerates in the event of death, disability or a change in control of the Company. The number of shares awarded is calculated by dividing the dollar value by the closing price of the Company’s common stock on the grant date. RSUs are settled in shares of common stock and earn dividend equivalents at a 20% discount to the market price of Company common stock on the dividend payment date. Directors may elect to defer settlement of an RSU award for 2 to 10 years after the grant date. Reference is made to the Form of Director Restricted Stock Agreement, filed August 7, 2008 as Exhibit 10.1 to the Company’s Form 10-Q and the Form of Director Restricted Stock Unit Award Agreement, filed February 24, 2012 as Exhibit 10.9.7 to the Company’s Form 10-K, each of which is incorporated by reference as Exhibits 10.3 and 10.4, respectively.

Mr. Fernandez will also receive annual cash compensation of $60,000 (Board annual retainer), $6,000 (Compensation Committee annual retainer) and $5,000 (N&CG Committee annual retainer). Mr. Fernandez will be eligible to defer his cash compensation by participating in the Company’s Deferred Compensation Program starting in 2015. Our Deferred Compensation Program was filed February 24, 2012 as Exhibit 10.13 to the Company’s Form 10-K.

(e)	Approval of the 2014 Key Officers Incentive Plan

The 2014 Key Officers Incentive Plan (Plan) was approved by shareholders at the Annual Meeting of Shareholders held May 7, 2014. The Company’s executive officers (currently 12 persons) including David S. Haffner (Board Chair & Chief Executive Officer), Karl G. Glassman (President & Chief Operating Officer), Matthew C. Flanigan (Executive Vice President – Chief Financial Officer), Joseph D. Downes, Jr. (Senior Vice President, President – Industrial Materials) and Jack D. Crusa (Senior Vice President, President – Specialized Products) are eligible to participate in the Plan. The material features of the Plan and the 2014 Award Formula thereunder have previously been disclosed under Proposal Four in the Company’s Proxy Statement filed March 25, 2014 and under Item 5.02 of the Company’s Form 8-K filed March 31, 2014. Each disclosure is incorporated herein by reference. However, the disclosures are only a brief description of the Plan and the 2014 Award Formula and each is qualified in its entirety by the Plan document which is attached as Appendix A to the aforementioned Proxy Statement, and the 2014 Award Formula which is attached as Exhibit 10.1 to the aforementioned Form 8-K. The Plan and the 2014 Award Formula are referenced in the exhibit index as Exhibits 10.6 and 10.7, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 7, 2014. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of eleven directors; (2) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014; (3) an advisory vote to approve named executive officer compensation; (4) the approval of the Company’s 2014 Key Officers Incentive Plan; and (5) a shareholder proposal requesting the addition of sexual orientation and gender identity to the Company’s written non-discrimination policy. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set out below.

1. Proposal One: Election of Directors. All eleven nominees for director listed in the Proxy Statement were elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Robert E. Brunner	102,635,502	528,647	226,747	19,773,138
Ralph W. Clark	101,456,383	1,771,253	163,260	19,773,138
Robert G. Culp, III	102,750,656	421,542	218,698	19,773,138
R. Ted Enloe, III	98,877,506	4,342,830	170,560	19,773,138
Richard T. Fisher	101,452,289	1,764,337	174,270	19,773,138
Matthew C. Flanigan	94,992,570	8,239,856	158,470	19,773,138
Karl G. Glassman	101,543,983	1,689,927	156,986	19,773,138
David S. Haffner	100,106,166	2,958,217	326,513	19,773,138
Joseph W. McClanathan	102,618,533	543,948	228,415	19,773,138
Judy C. Odom	101,647,588	1,570,485	172,823	19,773,138
Phoebe A. Wood	102,158,968	1,022,196	209,732	19,773,138

2. Proposal Two: Ratification of Selection of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
121,504,687	1,515,821	143,526	N/A

3. Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
97,851,385	4,986,476	552,842	19,773,331

4. Proposal Four: Approval of the 2014 Key Officers Incentive Plan. The Company’s 2014 Key Officers Incentive Plan was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
98,034,842	4,789,472	566,389	19,773,331

5. Proposal Five: Shareholder Proposal Requesting the Addition of Sexual Orientation and Gender Identity to the Company’s Written Non-Discrimination Policy. The shareholder proposal was defeated with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
44,418,994	48,449,118	10,522,591	19,773,331

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement approved by the shareholders of the Company and entered into between the Company and its directors and executive officers, filed March 28, 2002, as Exhibit 10.11 to the Company’s Form 10-K for the year ended December 31, 2001, is incorporated by reference. (SEC File No. 001-07845)

10.2*	Summary Sheet of Director Compensation

10.3	Form of Director Restricted Stock Agreement pursuant to the Company’s Flexible Stock Plan, filed August 7, 2008 as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2008, is incorporated by reference. (SEC File No. 001-07845)

10.4	Form of Director Restricted Stock Unit Award Agreement pursuant to the Company’s Flexible Stock Plan, filed February 24, 2012 as Exhibit 10.9.7 to the Company’s Form 10-K for the year ended December 31, 2011, is incorporated by reference. (SEC File No. 001-07845)

10.5	The Company’s Deferred Compensation Program, Effective as of December 1, 2011, filed February 24, 2012 as Exhibit 10.13 to the Company’s Form 10-K for the year ended December 31, 2011, is incorporated by reference. (SEC File No. 001-07845)

10.6	The Company’s 2014 Key Officers Incentive Plan, effective as of January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.7	2014 Award Formula under the Company’s 2014 Key Officers Incentive Plan, filed March 31, 2014 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 12, 2014	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement approved by the shareholders of the Company and entered into between the Company and its directors and executive officers, filed March 28, 2002, as Exhibit 10.11 to the Company’s Form 10-K for the year ended December 31, 2001, is incorporated by reference. (SEC File No. 001-07845)

10.2*	Summary Sheet of Director Compensation

10.3	Form of Director Restricted Stock Agreement pursuant to the Company’s Flexible Stock Plan, filed August 7, 2008 as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2008, is incorporated by reference. (SEC File No. 001-07845)

10.4	Form of Director Restricted Stock Unit Award Agreement pursuant to the Company’s Flexible Stock Plan, filed February 24, 2012 as Exhibit 10.9.7 to the Company’s Form 10-K for the year ended December 31, 2011, is incorporated by reference. (SEC File No. 001-07845)

10.5	The Company’s Deferred Compensation Program, Effective as of December 1, 2011, filed February 24, 2012 as Exhibit 10.13 to the Company’s Form 10-K for the year ended December 31, 2011, is incorporated by reference. (SEC File No. 001-07845)

10.6	The Company’s 2014 Key Officers Incentive Plan, effective as of January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.7	2014 Award Formula under the Company’s 2014 Key Officers Incentive Plan, filed March 31, 2014 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.